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                                                                   Exhibit 10.12

                           AMENDMENT NO. 1 AND CONSENT



      AMENDMENT NO. 1 and CONSENT (this "Amendment"), dated as of April 8, 1998, to the Credit Agreement, dated as of March 27, 1998, by and among Allied Bus Corp. (now known or to be known as Global Vacation Group, Inc.), the Lenders party thereto, and The Bank of New York, as Administrative Agent (as amended, the "Agreement").

                                    RECITALS

      I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

      II. The Borrower has requested that the Administrative Agent agree to amend the Agreement and grant its consent thereunder, in each case upon the terms and conditions contained herein, and the Administrative Agent is willing so to agree.

      Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

      1. The definition of "EXISTING LETTERS OF CREDIT" contained in Section 1.1 of the Agreement is amended and restated in its entirety as follows:

                  "EXISTING LETTERS OF CREDIT" shall mean the letters of credit set forth on Schedule 8.1 issued for the account of a Pending Acquisition Target.

      2. Section 4.13(b)(i) of the Agreement is amended by deleting the reference to Section 8.5(f)(vi) contained therein and inserting a reference to
Section 8.5(f)(iii) in its place.

      3. Section 8.5(f) of the Agreement is amended and restated in its entirety as follows:

            (f)   with respect to each Pending Acquisition:

                  (i) the Administrative Agent shall have received a certificate of an officer of the Borrower, in all respects satisfactory to the Agent and dated the date of the consummation of such Pending Acquisition, (A) attaching a true and complete copy of each of the applicable Pending Acquisition Documents, which
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      shall be in form and substance satisfactory to the Administrative Agent, and (B) certifying that each thereof is in full force and effect,

                  (ii) as a condition to the consummation of such Pending Acquisition, the Borrower shall furnish or caused to be furnished to each Credit Party the consolidated balance sheets and statements of operations and cash flows of the applicable Pending Acquisition Target for the most recently completed fiscal year, which shall have been prepared in accordance with GAAP on a consistent basis throughout the periods indicated (except as provided in Schedule 4.4(a)) and present fairly, in all material respects, the financial position, results of operations and changes in financial position of such Pending Acquisition Target as of the indicated dates and for the indicated periods and shall be consistent with the books and records of such Pending Acquisition Target (which books and records shall be correct and complete), and

                  (iii) the Administrative Agent shall have received such updated schedules to this Agreement as the Borrower deems necessary, such schedules to be satisfactory in form and substance to the Administrative Agent and Required Lenders,

      4. Notwithstanding anything to the contrary contained in any Loan Document, but subject to Section 7.12 of the Agreement, the Administrative Agent hereby consents to the Disposition by Classic of the Classic Mortgages and the capital Stock of Virgil Travel, Inc. and Homer Travel, Inc., in each case free and clear of the Liens created under the Loan Documents, (other than Liens on property evidencing, or otherwise pledged to secure, obligations owing to Classic under the Classic Mortgage Purchase Documents).

      5. Paragraphs 1 - 4 of this Amendment and Consent shall not be effective until such time as the Required Lenders shall have consented in writing to this Amendment and Consent.

      6. The Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Loan Party thereunder, (b) agrees and admits that no Loan Party has any defenses to or offsets against any such obligation, and (c) certifies that, immediately after giving effect to paragraphs 1 - 4 of this Amendment and Consent, (i) no Default or Event of Default shall exist, and (ii) the representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made at such time, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

      7. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment or consent in respect of any term or condition of any Loan


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Document shall be deemed to be an amendment or consent in respect of any other term or condition contained in any Loan Document.

      8. This Amendment and Consent may be executed in any number of counterparts all of which, taken together, shall constitute one agreement. In making proof of this Amendment and Consent, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

      9. THIS AMENDMENT AND CONSENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.


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      AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment and Consent to be executed on its behalf.



                           ALLIED BUS CORP. (now known or to be
                           known as Global Vacation Group, Inc.)


                           By: /s/ Christopher Temple
                               ----------------------------------------------
                           Name: Christopher Temple
                           Title: Assistant Treasurer and Assistant Secretary


                           THE BANK OF NEW YORK, in its
                           capacity as the Lender, as the Issuer
                           and as the Administrative Agent


                           By: /s/ Ronald R. Reedy
                               ----------------------------------------------
                           Name: Ronald R. Reedy
                           Title: Vice President


Consented to and agreed:


HADDON HOLIDAYS, INC.


By: /s/ Christopher Temple
--------------------------------------------------
Name: Christopher Temple
Title: Assistant Treasurer and Assistant Secretary


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